SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2021

ARYA SCIENCES ACQUISITION CORP IV

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-40122 (Commission File Number)	98-1574672 (I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, New York (Address of principal executive offices)		10003 (Zip Code)

(212) 284-2300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Business Combination Agreement

On September 29, 2021, Amicus Therapeutics, Inc., a Delaware corporation (the “Amicus”), ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ARYA”), Amicus GT Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of Amicus (“Amicus GT”), and Caritas Therapeutics, LLC, a Delaware limited liability company and wholly-owned subsidiary of Amicus GT (“Caritas”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”).

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of each of Amicus and ARYA.

Copies of the Business Combination Agreement and the other transaction agreements will be filed as exhibits to an amendment to this Current Report.

Item 7.01          Regulation FD Disclosure.

On September 29, 2021, ARYA and Amicus issued a press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibits 99.2 and 99.3 hereto and incorporated into this Item 7.01 by reference is the investor presentation that ARYA and Amicus have prepared for use in connection with the announcement of the Business Combination and a transcript of the investor call.

The foregoing (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Forward Looking Statements

Certain statements in this Current Report may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, statements with respect to (i) Caritas’ commercialization of its current and future product candidates, (ii) trends in the genomic medicine industry, (iii) Caritas’ targeted customers and suppliers and the expected arrangements with them, (iv) Caritas’ projected operational performance, including relative to its competitors, (v) the proposed business combination between ARYA and Caritas (the “Business Combination”), (vi) the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company; and (vii) other statements regarding ARYA’s, Amicus’ or Caritas’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words” anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Arya, Amicus and Caritas. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of ARYA’s final prospectus relating to its initial public offering, dated February 25, 2021, any proxy statement/prospectus relating to the Business Combination, which is expected to be filed by ARYA with the SEC, other documents filed by ARYA from time to time with the U.S. Securities and Exchange Commission’s (“SEC”), and any risk factors made available to you in connection with the Business Combination. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of ARYA, Amicus and Caritas), and other assumptions, that may cause Caritas’ or ARYA’s actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions that will be described in any proxy statement/prospectus relating to Caritas and the Business Combination, include, but are not limited to: Caritas’ assumptions about the size and timing of the market opportunity for its product candidates, which is based, in part, on third-party survey data and reports commissioned by Caritas, and Caritas’ assumptions about the portion of such market opportunity that Caritas can capture and the timing thereof; Caritas’ ability to obtain required regulatory approvals for its product candidates; inability to gain acceptance of any approved product candidates by physicians, patients, third-party payors and others in the medical community; competition in the discovery, development and commercialization of products; FDA and other regulatory approval of biosimilar products that compete with Caritas’ product candidates; unfavorable pricing regulations, third-party coverage and reimbursement practices with respect to future products; difficulty predicting the time cost of product candidate development; ability to demonstrate safety and efficacy of product candidates in clinical trials; reliance on third parties to conduct certain preclinical development activities and clinical trials and the potential failure of those third parties in meeting deadlines for such trials; delays or difficulties enrolling patients in clinical trials; the possibility that product candidates could cause undesirable side effects; the possibility that any product candidate for which marketing approval is obtained could be subject to restrictions or withdrawal from the market; negative public opinion and increased regulatory scrutiny of genomic medicines and their impact on public perception of the safety of Caritas’ product candidates; inability to obtain or maintain designations for expedited regulatory pathways for some or all Caritas’ current product candidates; inability to obtain or maintain regulatory approves in foreign jurisdictions; inability to enter into agreements for commercial supply with third-party manufacturers on acceptable terms; inability to establish or maintain collaborations; unavailability of materials necessary to manufacture Caritas’ product candidates on commercially reasonable terms; inability to obtain and maintain patent protection for technology and future products; inability to register trademarks in all potential markets; inability to protect the confidentiality of trade secrets; governmental responses to the COVID-19 pandemic; inability to obtain sufficient capital to meet operational financing requirements or comply with debt agreements; inability to prevent computer system failures or security breaches; potential product liability claims; failure to hire, retain and motivate key executives and qualified personnel; the significant increased expenses and administrative burden as a public company; the potential need for substantial future funding to finance operations and the inability to be able to obtain such financing or acceptable terms or at all; potential future acquisitions which could disrupt the Caritas’ business; the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed Business Combination; the outcome of any legal proceedings that may be instituted against ARYA, the combined company or others following the announcement of the proposed business combination; the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of ARYA, to obtain financing to complete the proposed business combination or to satisfy other conditions to closing; changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; the ability to meet stock exchange listing standards following the consummation of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations of Caritas as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination; costs related to the proposed business combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the amount of redemption requests made by ARYA’s shareholders; and the possibility that Caritas or the combined company may be adversely affected by other economic, business, and/or competitive factors. There may be additional risks that neither ARYA, Amicus nor Caritas presently know or that ARYA, Amicus and Caritas currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Should one or more of these risks or uncertainties materialize, they could cause actual results to differ materially from these forward-looking statements. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ARYA, Amicus and Caritas assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ARYA, Amicus nor Caritas gives any assurance that either ARYA or Caritas will achieve its expectations.

Projections

This Current Report contains financial forecasts with respect to Caritas’ projected financial results. ARYA’s and Caritas’ independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Current Report, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Current Report. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Caritas or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Current Report should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Actual results may differ as a result of the completion of Caritas’ financial reporting period closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither Caritas’ nor ARYA’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Additional Information

In connection with the Business Combination, ARYA intends to file with the SEC a Registration Statement, which will include a preliminary prospectus and preliminary proxy statement. ARYA will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This Current Report is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that ARYA will send to its shareholders in connection with the Business Combination. Investors and security holders of ARYA are advised to read, when available, the proxy statement/prospectus in connection with ARYA’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of ARYA as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 51 Astor Place, 10th Floor, New York, New York 10003.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

ARYA and its respective directors and executive officers under SEC rules, may be deemed to be participants in the solicitation of proxies of ARYA’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ARYA’s directors and officers in ARYA’s filings with the SEC, including the Registration Statement to be filed with the SEC by ARYA, which will include the proxy statement of ARYA for the Business Combination, and such information and names of such directors and executive officers and their interests in the Business Combination will also be in the Registration Statement to be filed with the SEC by ARYA, which will include the proxy statement of ARYA for the Business Combination.

No Offer and Non-Solicitation

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated September 29, 2021.
99.2	Investor Presentation, dated September 2021.
99.3	Transcript of Conference Call, dated September 29, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2021	ARYA SCIENCES ACQUISITION CORP IV

	By:	/s/ Adam Stone
		Name:	Adam Stone
		Title:	Chief Executive Officer